UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549

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FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2007

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IGI, INC.
(Exact Name of Registrant as Specified in Charter)

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Delaware	001-08568	01-0355758
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

105 Lincoln Avenue Buena, New Jersey 08310 (Address of Principal Executive Offices) (Zip Code)

(856) 697-1441 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition

      On November 16, 2007, IGI, Inc. (the "Company") issued a press release announcing the Company's earnings for the third quarter ended September 30, 2007. A copy of the press release is attached hereto as Exhibit 99.1. The press release is being furnished and shall not deemed to be filed.

Item 8.01 Other Events.

      On November 20, 2007, IGI, Inc. issued a press release, attached as Exhibit 99.2, with respect to a recent agreement with DermWorx, Incorporated. The press release is being furnished and shall not deemed to be filed.

Item 9.01 Financial Statements and Exhibits.

99.1 IGI, Inc. Press Release dated November 16, 2007 99.2 IGI, Inc. Press Release dated November 20, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IGI, INC.

	By:	/s/ Rajiv Mathur

Rajiv Mathur Chairman & Chief Executive Officer

Date: November 21, 2007

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EXHIBIT INDEX

Exhibit Number	Description

99.1	IGI, Inc. Press Release dated November 16, 2007
99.2	IGI, Inc. Press Release dated November 20, 2007

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